PremierWest BANCORP


Oregon
PORTLAND Finance Co.
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

D.A. Davidson & Co.
12th Annual
Financial Services
Conference 2010

Forward Looking Statement Disclosure

This presentation may include "forward-looking statements" about PremierWest. Forward-looking statements generally include financial projections; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. Forward-looking statements discuss matters that are not facts, and often include the word "believe," "expect," "anticipate," "intend," "plan," "estimate," "project", "target," "will," "can," "would," "should," "could" or "may." You should not unduly rely on forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and we do not undertake to update them to reflect changes that occur after the date they are made.

There are a number of factors that could cause results to differ significantly from our expectations, including competition; deterioration in credit quality, or in the value of the collateral securing our loans, due to higher interest rates, increased unemployment, further or continued disruptions in the credit markets, or other economic factors; customer acceptance of new products and services; economic conditions and events that disproportionately affect our business due to regional concentration; general business and economic conditions, including the residential and commercial real estate markets; interest rate changes; regulatory and legislative changes; changes in the demand for loans and changes in consumer spending, borrowing and savings habits; and changes in accounting policies. Our periodic reports filed with the SEC, including our annual report on Form 10-K for the year ended December 31, 2009 as well as current reports on Form 8-K and quarterly reports on Form 10-Q.

This presentation includes information about our historical financial performance, and this information should not be considered as an indication or projection of future results.

PremierWest Bancorp Profile


Oregon
PORTLAND Finance Co.
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
ASHLAND
KLAMATH FALLS
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

Note: Above map includes locations of finance and investment offices

Who We Are:

Headquarters:	Medford, Oregon
Branch Network:	44 branches (23 in Oregon / 21 in California)
Year Established:	1990
Assets[1]:	$1.5 billion
Deposits[1]:	$1.4 billion
Regional Focus:	Mid-Central Oregon, Rogue Valley, Northern California and Sacramento Valley
Customer Focus:	Community Based Businesses and Consumers in Core Markets
Insider Ownership[2]:	21.95%
NASDAQ:	PRWT
Market Capitalization:	$76.3 million
Component of the Russell 3000	

PremierWest BANCORP

(1) Internal company materials as of 3/31/2010

(2) NASDAQ as of 4/30/2010. Includes directors, executive officers and PRWT 401k Plan

Experienced Management Team

- Management team focused on short-term challenges and long-term goals
  - Completed executive management transition
  - Hired a new Chief Credit Officer (August 2009)
- Regional Managers located within each market geography

Managing Committee

Officer	Position	Age	Prior Experience	Years of Banking Experience	Total Years at PRWT
James M. Ford	President & Chief Executive Officer	51	Bank of the West, Union Safe Deposit Bank, First Interstate Bank	30 years	4 years
Richard R. Hieb	Senior Executive Vice President	64	Western Bank, Idaho First National Bank	48 years	12 years
Joe Danelson	Chief Banking Officer	52	US Bank	26 years	2 years
Bill M. Yarbenet	Chief Credit Officer	51	Merrill Lynch, Goldman Sachs Group	27 years	≤1 year
Tom Anderson	Chief Administrative Officer	59	Valley of the Rogue Bank, Bank of America	37 years	8 years
Michael D. Fowler	Chief Financial Officer	66	First Interstate Bank, Pacific West Bank	10 years	2 years
Ken Wells	Chief Marketing Officer	58	Conde Nast Publications, Discovery Channel, Harry & David	2 years	2 years

Source: Company S-1 filing as of 1/21/2010

PremierWest BANCORP



PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
ANDERSON
California
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

Note: Above map includes locations of finance and investment offices

Franchise Overview

Attractive Geographic Footprint



PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
CENTRAL PT
SHADY COVE
EAGLE PT
MEDFORD
ASHLAND
KLAMATH FALLS
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
ANDERSON
California
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

Note: Above map includes locations of finance and investment offices

Mid-Central Oregon	
Branches	9
Funded Loans ($000s)	$264,297
Deposits ($000s)	$163,983
Mkt. Share Rank(1)	7

Rogue Valley	
Branches	14
Funded Loans ($000s)	$501,038
Deposits ($000s)	$438,636
Mkt. Share Rank(1)	2

Northern California	
Branches	14
Funded Loans ($000s)	$139,281
Deposits ($000s)	$276,061
Mkt. Share Rank(1)	9

Sacramento Valley	
Branches	7
Funded Loans ($000s)	$214,348
Deposits ($000s)	$476,442
Mkt. Share Rank(1)	10

Funded Loans



Sacramento Valley 19.2%
Mid-Central Oregon 23.6%
Northern California 12.4%
Rogue Valley 44.8%

	Loans ($000)	% Total
Total Oregon	$ 765,335	68.4%
Total California	$ 353,629	31.6%

Deposits



Sacramento Valley 35.2%
Mid-Central Oregon 12.1%
Northern California 20.4%
Rogue Valley 32.4%

	Deposits ($000)	% Total
Total Oregon	$ 602,618	44.5%
Total California	$ 752,504	55.5%

Source: Internal Company materials as of 3/31/2010

Note: Deposit data does not include balances from Administrative Division or Finance Division. Loan data does not exclude deferred fees

(1) Market share data from SNL Financial, as of 6/30/2009 for counties in respective region with a PRWT branch location

PremierWest BANCORP

Core Deposit Franchise

- **Growth of key components of core deposits – attributable to successful branch campaigns and 2009 branch acquisition**
  - Aggregate balance of non-interest bearing demand deposits, NOW accounts and money market accounts increased $12.5 million since Q1 2009 (excluding the branch acquisition)
  - Average balance of non-interest bearing demand deposits increased 6.39% for Q1 2010 vs. Q1 2009 (excluding the branch acquisition)
  - Average balance of NOW accounts increased 4.20% for Q1 2010 vs. Q1 2009 (excluding the branch acquisition)
  - The number of consumer non-interest bearing demand and NOW accounts increased 16.27%, while business accounts increased 0.66% year-over-year (excluding the branch acquisition)
- **Eliminated reliance on brokered deposits**
  - Brokered deposits totaled $4.8 million, or 0.3% of total deposits, a decrease of $160.7 million compared to Q1 2009
- **82.9% of deposits are considered core deposits(1)**
- **Cost of average deposits of 0.85%**
- **78,665 deposit accounts at 3/31/2010**

Deposit Composition

	3/31/2010		
	Balance ($000s)	% of Total	# of Accts.
DDA	$ 247,256	18.2%	38,025
NOW	$ 146,693	10.8%	6,138
MMDA	$ 268,907	19.7%	3,368
Savings	$ 87,080	6.4%	13,894
CDs < $100,000	$ 378,874	27.8%	15,831
CDs > $100,000	$ 228,369	16.8%	1,409
Brokered CDs	$ 4,762	0.3%	NA
Total Deposits	**$ 1,361,941**	**100.0%**	78,665
Core Deposits(1)	$ 1,128,810	82.9%	
Non-Int. Bear. Deposits	$ 247,256	18.2%	
Non-CDs	$ 749,936	55.1%	

Additional Deposit Information

	Q1 2010
Loan / Deposit Ratio	82.16%
Cost of Average Interest Bearing Deposits	1.03%
Cost of Average Deposits	0.85%

Deposit Composition (3/31/2010)



NOW
10.8%
MMDA
19.7%
DDA
18.2%
Savings
6.4%
Brokered
CDs
0.3%
CDs <
$100,000
27.8%
CDs >
$100,000
16.8%

Source: Internal Company materials as of 3/31/2010

(1) Core deposits exclude CDs with balances greater than $100,000 and all brokered deposits

PremierWest BANCORP

Banking Footprint with Strong Market Share

Total PRWT Region[1]

Rank	Institution (ST)	Deposits ($000s)	Market Share	Branches
1	Wells Fargo & Co. (CA)	$ 9,207,119	20.1%	114
2	Bank of America Corp. (NC)	$ 8,060,178	17.6%	82
3	U.S. Bancorp (MN)	$ 5,171,890	11.3%	87
4	JPMorgan Chase & Co. (NY)	$ 3,582,546	7.8%	65
5	Umpqua Holdings Corp. (OR)	$ 2,475,912	5.4%	50
6	**PremierWest Bancorp (OR)**	**$ 1,653,668**	**3.6%**	**48**
7	BNP Paribas Group	$ 1,428,258	3.1%	20
8	TriCo Bancshares (CA)	$ 1,165,969	2.5%	38
9	Cascade Bancorp (OR)	$ 1,158,259	2.5%	15
10	RCB Corporation (CA)	$ 806,078	1.8%	14
11	Mitsubishi UFJ Finl Grp Inc	$ 764,713	1.7%	10
12	Citigroup Inc. (NY)	$ 718,124	1.6%	11
13	Bank of Commerce Holdings (CA)	$ 568,261	1.2%	5
14	North Valley Bancorp (CA)	$ 515,999	1.1%	13
15	Sterling Financial Corp. (WA)	$ 498,782	1.1%	17
	Total For Institutions In Market	$ 45,851,541		796

Includes 66 Institutions In Market

- $46 billion market opportunity within PRWT's core region
- Top 4 money center banks control 56.8% of the deposit market share (WFC, BAC, USB and JPM)
- PRWT is ranked 2nd among regional banks in deposit market share within PRWT's market footprint (excluding money center banks)

Mid-Central Oregon

Rank	Institution (ST)	Deposits ($000s)	Market Share	Branches
1	Cascade Bancorp (OR)	$ 991,267	24.0%	10
2	Umpqua Holdings Corp. (OR)	$ 921,605	22.3%	15
3	U.S. Bancorp (MN)	$ 419,813	10.2%	13
4	Wells Fargo & Co. (CA)	$ 387,968	9.4%	9
5	JPMorgan Chase & Co. (NY)	$ 261,021	6.3%	6
6	Bank of America Corp. (NC)	$ 241,473	5.8%	5
7	**PremierWest Bancorp (OR)**	**$ 184,168**	**4.5%**	**10**
8	Liberty Financial Group Inc. (OR)	$ 166,716	4.0%	5
9	South Valley Bancorp Inc. (OR)	$ 123,334	3.0%	5
10	Columbia Banking System Inc. (WA)	$ 118,253	2.9%	5
11	Washington Federal Inc. (WA)	$ 91,248	2.2%	3
12	Sterling Financial Corp. (WA)	$ 79,703	1.9%	5
13	Home Federal Bancorp (ID)	$ 75,350	1.8%	6
14	Capitol Bancorp Ltd. (MI)	$ 44,091	1.1%	1
15	West Coast Bancorp (OR)	$ 13,085	0.3%	3
	Total For Institutions In Market	$ 4,130,301		102

Rogue Valley

Rank	Institution (ST)	Deposits ($000s)	Market Share	Branches
1	Umpqua Holdings Corp. (OR)	$ 588,135	11.8%	14
2	**PremierWest Bancorp (OR)**	**$ 568,384**	**11.4%**	**14**
3	JPMorgan Chase & Co. (NY)	$ 523,732	10.5%	15
4	Wells Fargo & Co. (CA)	$ 441,819	8.9%	10
5	U.S. Bancorp (MN)	$ 435,282	8.7%	15
6	Sterling Financial Corp. (WA)	$ 419,079	8.4%	12
7	South Valley Bancorp Inc. (OR)	$ 361,169	7.2%	12
8	Bank of America Corp. (NC)	$ 316,680	6.4%	6
9	KeyCorp (OH)	$ 316,678	6.4%	6
10	Liberty Financial Group Inc. (OR)	$ 272,616	5.5%	4
11	Evergreen FS&LA (OR)	$ 218,322	4.4%	5
12	Home Valley Bancorp Inc. (OR)	$ 217,957	4.4%	5
13	Cascade Bancorp (OR)	$ 166,992	3.4%	5
14	People's Bank of Commerce (OR)	$ 84,966	1.7%	3
15	Washington Federal Inc. (WA)	$ 53,283	1.1%	2
	Total For Institutions In Market	$ 4,983,104		128

Includes 15 Institutions In Market

Northern California

Rank	Institution (ST)	Deposits ($000s)	Market Share	Branches
1	Bank of America Corp. (NC)	$ 1,215,896	18.7%	13
2	TriCo Bancshares (CA)	$ 999,137	15.4%	24
3	Wells Fargo & Co. (CA)	$ 924,430	14.2%	12
4	JPMorgan Chase & Co. (NY)	$ 586,827	9.0%	7
5	Community Valley Bancorp (CA)	$ 432,684	6.7%	12
6	North Valley Bancorp (CA)	$ 420,510	6.5%	11
7	Bank of Commerce Holdings (CA)	$ 417,035	6.4%	4
8	U.S. Bancorp (MN)	$ 351,625	5.4%	16
9	**PremierWest Bancorp (OR)**	**$ 270,798**	**4.2%**	**16**
10	Umpqua Holdings Corp. (OR)	$ 224,881	3.5%	5
11	Learner Financial Corp. (CA)	$ 222,631	3.4%	8
12	BNP Paribas Group	$ 112,971	1.7%	3
13	Golden Valley Bank (CA)	$ 71,373	1.1%	1
14	Northern CA National Bk (CA)	$ 65,982	1.0%	1
15	Cornerstone Community Bank (CA)	$ 56,604	0.9%	1
	Total For Institutions In Market	$ 6,487,783		138

Includes 19 Institutions In Market

Sacramento Valley[1]

Rank	Institution (ST)	Deposits ($000s)	Market Share	Branches
1	Wells Fargo & Co. (CA)	$ 7,452,902	24.7%	83
2	Bank of America Corp. (NC)	$ 6,286,129	20.8%	58
3	U.S. Bancorp (MN)	$ 3,965,170	13.1%	43
4	JPMorgan Chase & Co. (NY)	$ 2,210,966	7.3%	37
5	BNP Paribas Group	$ 1,315,287	4.4%	17
6	RCB Corporation (CA)	$ 806,078	2.7%	14
7	Umpqua Holdings Corp. (OR)	$ 741,291	2.5%	16
8	Mitsubishi UFJ Finl Grp Inc	$ 736,925	2.4%	9
9	Citigroup Inc. (NY)	$ 718,124	2.4%	12
10	**PremierWest Bancorp (OR)**	**$ 582,210**	**1.9%**	**9**
11	First Northern Community Bncp (CA)	$ 420,262	1.4%	14
12	Comerica Inc. (TX)	$ 406,808	1.3%	1
13	El Dorado SB FSB (CA)	$ 396,267	1.3%	11
14	Westamerica Bancorp. (CA)	$ 336,079	1.1%	8
15	Greater Sacramento Bancorp (CA)	$ 318,558	1.1%	4
	Total For Institutions In Market	$ 30,198,305		426

Includes 46 Institutions In Market

Source: Market share data from SNL Financial, as of 6/30/2009 for counties in respective region with PRWT branch location (defined below)

Region Definitions: Mid-Central Oregon includes Deschutes and Douglas counties; Rogue Valley includes Jackson, Josephine and Klamath counties; Northern California includes Butte, Shasta, Siskiyou, and Tehama counties; Sacramento Valley includes Nevada, Placer, Sacramento and Yolo counties

(1) Sacramento Valley deposits are adjusted to exclude the $14.7 billion of deposits located at 1 Citigroup branch (considered non-market deposits). PRWT deposit market share data includes branches acquired from Wells Fargo, at the deposit balance as of 6/30/2009

PremierWest BANCORP

Liquidity Profile

- Strong liquidity position
  - 20.3% of deposits are held in cash or securities available-for-sale (AFS)
  - Total cash and AFS securities of $277.1 million
- Loan / Deposit ratio[(1)] of 82.2%
- Liquidity position was strengthened from branch acquisition in July 2009 – PRWT acquired $342 million in deposits and less than $1 million in loans
  - Excess liquidity allows flexibility to roll-off high cost CDs and brokered deposits
- Currently buying US Treasury and GNMA securities (due to 0% risk weighting)

Total Cash and AFS Securities ($000s)


Total Cash + AFS Securities
$300,070
$250,070
$200,070
$150,070
$100,070
$50,070
$70
$36,767
$48,894
$39,138
$268,702
$277,074
2006Y
2007Y
2008Y
2009Y
2010Q1

Loan / Deposit Ratio[(1)]


Loan / Deposit Ratio
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
104.6%
109.5%
102.9%
80.8%
82.2%
2006Y
2007Y
2008Y
2009Y
2010Q1

Total Cash and Securities / Total Deposits


Cash + AFS Securities / Deposits
25%
20%
15%
10%
5%
0%
4.2%
5.2%
3.2%
18.9%
20.3%
2006Y
2007Y
2008Y
2009Y
2010Q1

PremierWest BANCORP

Source: SNL Financial, current as of 3/31/2010

(1) Gross loans excludes unearned income on loans

Peer Comparison

Net Interest Margin


7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
6.05%
6.25%
5.72%
5.04%
5.00%
4.88%
4.68%
4.41%
4.33%
4.35%
4.15%
4.07%
3.64%
3.87%
4.12%
3.87%
4.27%
4.04%
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
PRWT
Peer Median

PRWT Ratios (Q1 2010)

- Net interest margin of 4.27%
- Yield on average loans of 6.01%
- Cost of average deposits of 0.85%

Yield on Average Loans[1]


9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
7.54%
8.51%
8.55%
7.81%
8.01%
7.10%
7.00%
6.61%
6.33%
5.96%
6.12%
6.02%
5.91%
5.83%
6.13%
5.78%
6.01%
5.99%
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
PRWT
Peer Median

Cost of Average Deposits


2.80%
2.30%
1.80%
1.30%
0.80%
1.55%
1.29%
2.45%
2.02%
2.82%
2.79%
2.19%
1.95%
1.71%
1.46%
1.43%
1.39%
1.33%
1.26%
1.20%
1.02%
1.04%
0.85%
2005Y
2006Y
2007Y
2008Y
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
PRWT
Peer Median

Source: SNL Financial and internal Company materials as of 3/31/2010

Note: peer group includes AMRB, AWBC, BANR, CACB, CASB, COLB, HFWA, NOVB, PCBK, STSA, TCBK, UMPQ, WBCO, and WCBO

Note: CACB has not released financial data for the quarter ended 3/31/2010

(1) Yield on average loans excluding unearned income on loans and loans held for sale

PremierWest BANCORP


PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
ASHLAND
KLAMATH FALLS
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

Credit Practices and Statistics

Note: Above map includes locations of finance and investment offices

Significantly Enhanced Credit Administration

- Hired Bill Yarbenet as Chief Credit Officer in August 2009
- Reshaped policies, strategies and overall culture to adapt to current economic environment
- Early warning process to identify and resolve potential credit problems – closely monitoring watch list and sizeable credits
- Working to reduce classified assets and OREO – cleaning up the balance sheet
- Regular watch-list meetings and 3rd party loan reviews
- Aggressively re-evaluated credits since 2nd half of 2009
- Created 2 groups focused on credit related problems (22 FTE personnel)
  - Asset Recovery Group
  - Special Asset Division
- More conservative on impaired values and updated ALLL model to reflect more weight on previous year's losses

Diversified Loan Portfolio

Total Loan Portfolio



Commercial RE 50.7%
Commercial & Industrial 18.2%
Agricultural/Farm 3.3%
Other 0.1%
Consumer 4.6%
Consumer RE 3.1%
Residential RE 3.0%
Construction & Land 17.0%

Commercial Real Estate



Owner Occupied CRE 44.0%
Non-Owner Occupied CRE 56.0%

Construction and Land



CRE Construction 16.2%
Residential Construction 12.9%
Land Acquisition & Development and Raw Land 70.9%

Total Loan Portfolio

Loan Category ($000s)	Funded Loans	% of Total Loans	# of Loans	Avg. Loan
Agricultural/Farm	$ 36,573	3.3%	122	$ 300
Commercial & Industrial	$ 204,227	18.2%	1,090	$ 187
Commercial RE	$ 566,745	50.7%	809	$ 701
Construction & Land	$ 190,260	17.0%	213	$ 893
Residential RE	$ 33,344	3.0%	114	$ 292
Consumer RE	$ 34,258	3.1%	594	$ 58
Consumer	$ 51,283	4.6%	4,414	$ 12
Other	$ 1,524	0.1%	NA	NA
Total Loans[1]	$ 1,118,214	100.0%	7,356	$ 152

	Q1 2010
Yield on Average Loans	6.01%
Yield on Average Earning Assets	5.23%

Commercial Real Estate (CRE)

Loan Category ($000s)	Funded Loans	% of Subtotal CRE	% of Total	# of Loans	Avg. Loan
Owner Occupied CRE	$ 249,168	44.0%	22.3%	446	$ 559
Non-Owner Occupied CRE	$ 317,577	56.0%	28.4%	363	$ 875
Subtotal: Commercial RE	$ 566,745	100.0%	50.7%	809	$ 701

Construction and Land

Loan Category ($000s)	Funded Loans	% of Subtotal Constr.	% of Total	# of Loans	Avg. Loan
CRE Construction	$ 30,722	16.2%	2.7%	15	$ 2,048
Residential Construction	$ 24,630	12.9%	2.2%	45	$ 547
Land Acquisition & Development and Raw Land	$ 134,908	70.9%	12.1%	153	$ 882
Subtotal: Construction and Land	$ 190,260	100.0%	17.0%	213	$ 893

Source: Internal Company materials as of 3/31/2010

(1) Excludes loans held-for-sale and unearned income on loans

Detailed Commercial Real Estate Portfolio

Owner Occupied Commercial Real Estate (CRE)


Mixed Use/All Other 9.5%
Office 7.0%
Medical/Professional 7.3%
Retail 10.1%
Hospitality/Resort/Golf 6.2%
Light Manufacturing 5.3%
Warehouse/Processing 4.7%
Religious/Education Facility 21.9%
Restaurant 4.2%
Gas Station/Mini Mart 3.3%
Other 20.2%
Agency Guaranteed-RE Secured 0.3%

Owner Occupied CRE ($000s)	Funded Loans	% of Total	# of Loans	Avg. Loan
Religious/Education Facility	$ 54,573	21.9%	56	$ 975
Retail	$ 25,216	10.1%	53	$ 476
Mixed Use/All Other	$ 23,726	9.5%	63	$ 377
Office	$ 17,529	7.0%	58	$ 302
Medical/Professional	$ 18,287	7.3%	45	$ 406
Hospitality/Resort/Golf	$ 15,501	6.2%	9	$ 1,722
Light Manufacturing	$ 13,265	5.3%	16	$ 829
Warehouse/Processing	$ 11,716	4.7%	23	$ 509
Restaurant	$ 10,395	4.2%	19	$ 547
Gas Station/Mini Mart	$ 8,257	3.3%	14	$ 590
Agency Guaranteed-RE Secured	$ 871	0.3%	7	$ 124
Other	$ 49,832	20.2%	83	$ 600
Total Owner Occupied CRE	$ 249,168	100.0%	446	$ 559

Non-Owner Occupied Commercial Real Estate (CRE)


Mixed Use/All Other 11.2%
Shopping Center/Strip Mall 9.5%
Retail 8.1%
Office 13.1%
Medical/Professional 6.1%
Mini-Storage 6.0%
Hospitality/Resort/Golf 14.3%
ALF/Residential Care Facility 4.7%
Other 19.3%
Restaurant 3.4%
Manufacturing/Industrial 4.3%

Non-Owner Occupied CRE ($000s)	Funded Loans	% of Total	# of Loans	Avg. Loan
Hospitality/Resort/Golf	$ 42,373	14.3%	16	$ 2,648
Office	$ 38,641	13.1%	56	$ 690
Mixed Use/All Other	$ 33,250	11.2%	58	$ 573
Shopping Center/Strip Mall	$ 28,218	9.5%	13	$ 2,171
Retail	$ 23,830	8.1%	46	$ 518
Medical/Professional	$ 18,004	6.1%	16	$ 1,125
Mini-Storage	$ 17,617	6.0%	14	$ 1,258
ALF/Residential Care Facility	$ 13,954	4.7%	4	$ 3,488
Manufacturing/Industrial	$ 12,747	4.3%	3	$ 4,249
Restaurant	$ 9,991	3.4%	13	$ 769
Other	$ 57,253	19.3%	88	$ 651
Total Non-Owner Occupied CRE	$ 295,878	100.0%	327	$ 905

PremierWest BANCORP

Source: Internal Company materials as of 3/31/2010

Detailed Construction and Land Portfolio

Land Acquisition & Development and Raw Land

Land Acquisition & Development Portfolio ($000s)	Funded Loans	% of Total	# of Loans	Avg. Loan
SFR Builder Lot Inventory (CA)	$ 3,642	2.7%	19	$ 192
SFR Builder Lot Inventory (OR)	$ 12,792	9.5%	25	$ 512
Acquisition & Land Development Commercial	$ 23,769	17.6%	22	$ 1,080
Acquisition & Land Development Residential	$ 26,092	19.3%	32	$ 815
Land Only Commercial	$ 68,613	50.9%	55	$ 1,248
Total Land Acquisition & Development and Ra	$ 134,908	100.0%	153	$ 882



Acquisition & Land Development Commercial 17.6%
Acquisition & Land Development Residential 19.3%
SFR Builder Lot Inventory (OR) 9.5%
SFR Builder Lot Inventory (CA) 2.7%
Land Only Commercial 50.9%

Commercial Real Estate (CRE) Construction

CRE Construction Portfolio ($000s)	Funded Loans	% of Total	# of Loans	Avg. Loan
Construction CRE Non-Owner Occupied	$ 25,455	82.8%	6	$ 4,243
Construction CRE Owner Occupied	$ 4,597	15.0%	8	$ 575
Construction Multifamily 5+	$ 670	2.2%	1	$ 670
Total CRE Construction	$ 30,722	100.0%	15	$ 2,048



Construction CRE Non-Owner Occupied 82.8%
Construction CRE Owner Occupied 15.0%
Construction Multifamily 5+ 2.2%

Residential Construction (By State)

Residential Construction Portfolio ($000s)	Funded Loans	% of Total	# of Loans	Avg. Loan
California				
Construction 1-4 SFR Spec.	$ 1,986	8.1%	4	$ 497
Construction SFR Non-Owner Occupied	$ -	0.0%	0	-
SFR 1-4 Builder Inventory	$ 9,013	36.6%	6	$ 1,502
Construction SFR Owner Occupied	$ 2,609	10.6%	6	$ 435
Construction 1-4 SFR Pre-Sold	$ 448	1.8%	3	$ 149
Subtotal - California	$ 14,056	57.1%	19	$ 740
Oregon				
Construction 1-4 SFR Spec.	$ 886	3.6%	5	$ 177
Construction SFR Non-Owner Occupied	$ 657	2.7%	2	$ 328
SFR 1-4 Builder Inventory	$ 8,398	34.0%	16	$ 525
Construction SFR Owner Occupied	$ 538	2.2%	2	$ 269
Construction 1-4 SFR Pre-Sold	$ 95	0.4%	1	$ 95
Subtotal - Oregon	$ 10,574	42.9%	26	$ 407
Total Residential Construction	$ 24,630	100.0%	45	$ 547



Construction SFR Owner Occupied (CA) 10.6%
SFR 1-4 Builder Inventory (CA) 36.6%
Construction 1-4 SFR Pre-Sold (CA) 1.8%
Construction 1-4 SFR Spec. (OR) 3.6%
Construction SFR Non-Owner Occupied (CA) 0.0%
Construction SFR Non-Owner Occupied (OR) 2.7%
Construction 1-4 SFR Spec. (CA) 8.1%
SFR 1-4 Builder Inventory (OR) 34.0%
Construction 1-4 SFR Pre-Sold (OR) 0.4%
Construction SFR Owner Occupied (OR) 2.2%

PremierWest BANCORP

Source: Internal Company materials as of 3/31/2010

PremierWest Credit Quality

Loans 30-89 Days Past Due / Total Loans



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.19%
1.70%
2.64%
1.30%
2.01%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Non-Performing Loans[(1)] / Total Loans



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
6.78%
8.61%
9.23%
9.04%
9.33%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Total Credit Quality ($000s)					
Loans 30-89 Days Past Due	$ 14,804	$ 20,419	$ 31,253	$ 14,958	$ 22,521
Loans 90+ Days Past Due	$ 761	$ 235	$ 2,589	$ 5,420	$ 831
Impaired Loans in Process of Collection	$ 14,207	$ -	$ -	$ -	$ -
Non-Accrual Loans	$ 69,045	$ 103,185	$ 106,792	$ 98,497	$ 103,541
Total Non-Performing Loans[(1)]	$ 84,013	$ 103,420	$ 109,381	$ 103,917	$ 104,372
Plus: Other Real Estate Owned	$ 9,362	$ 14,588	$ 19,533	$ 24,748	$ 21,517
Total Non-Performing Assets[(1)]	$ 93,375	$ 118,008	$ 128,914	$ 128,665	$ 125,889
Reserve Buildup ($000s)					
Loan Loss Reserve (Beg. Balance)	$ 17,157	$ 25,659	$ 40,300	$ 41,513	$ 45,903
+ Provision Expense	$ 10,700	$ 50,390	$ 10,261	$ 16,680	$ 6,100
- Net Charge-Offs	$ 2,198	$ 35,749	$ 9,048	$ 12,290	$ 5,485
Loan Loss Reserve (End. Balance)	$ 25,659	$ 40,300	$ 41,513	$ 45,903	$ 46,518
Credit Ratios					
Loans 30-89 DPD / Total Loans	1.19%	1.70%	2.64%	1.30%	2.01%
NPLs[(1)] / Total Loans	6.78%	8.61%	9.23%	9.04%	9.33%
NPAs[(1)] / Total Assets	6.24%	7.98%	7.51%	8.37%	8.37%
Reserves / Loans	2.07%	3.36%	3.51%	3.99%	4.16%
Reserves / NPLs[(1)]	30.54%	38.97%	37.95%	44.17%	44.57%
Reserves / NPAs[(1)]	27.48%	34.15%	32.20%	35.68%	36.95%
NCOs / Avg. Loans[(2)]	0.70%	11.58%	2.98%	4.14%	1.95%

The non-performing loan total of $104.4 million includes $31.2 million of loans that are current as to payment of principal and interest but are considered "non-accrual" status for reasons unrelated to payment performance (29.9% of total NPLs)

PremierWest BANCORP

Source: SNL Financial and internal Company materials as of 3/31/2010

(1) Includes loans 90+ days past due and impaired loans in process of collection

(2) Net charge-off ratio is annualized for the quarter

Geography of Credit Issues

NPLs by Type(1)



Residential RE Construction 15.1%
Residential RE 6.1%
Consumer RE 0.6%
Consumer 0.1%
Agricultural/Farm 2.4%
Commerce & Industrial 5.9%
Commercial RE & Commercial Construction 69.8%

Geography of NPLs(1)



Sacramento Valley 22.4%
Rogue Valley 38.3%
Northern California 15.4%
Mid-Central Oregon 23.9%

NPLs / Total Funded Loans(1)(2)



8.0%
9.4%
11.5%
10.9%
9.3%
Rogue Valley
Mid-Central Oregon
Northern California
Sacramento Valley
Total PRWT

Credit Quality by Type and Geography

Loan Category ($000s)	Total Funded Loans(2)	Non-Performing Loans (By PRWT Region)(1): Rogue Valley	Mid-Central Oregon	Northern California	Sacramento Valley	Total NPLs(1): Total Balance	NPL Category / Total NPLs	NPLs / Total Category Loans(1)	Gross Charge-Offs(3)	Charge-Offs / Total Loans(3)
Agricultural/Farm	$ 36,573	$ 711	$ -	$ 659	$ 1,121	$ 2,491	2.4%	6.8%	$ -	0.00%
Commerce & Industrial	$ 204,227	$ 3,922	$ 644	$ 553	$ 998	$ 6,117	5.9%	3.0%	$ 955	0.47%
Commercial RE & Commercial Construction	$ 732,375	$ 32,119	$ 20,805	$ 6,107	$ 13,821	$ 72,852	69.8%	9.9%	$ 3,038	0.41%
Residential RE Construction	$ 24,630	$ 2,319	$ 1,969	$ 5,943	$ 5,575	$ 15,806	15.1%	64.2%	$ 1,402	5.69%
Residential RE	$ 33,344	$ 384	$ 1,467	$ 2,585	$ 1,892	$ 6,328	6.1%	19.0%	$ 473	1.42%
Consumer RE	$ 34,258	$ 467	$ -	$ 191	$ -	$ 658	0.6%	1.9%	$ 80	0.23%
Consumer	$ 51,283	$ 28	$ 87	$ 5	$ -	$ 120	0.1%	0.2%	$ 453	0.88%
Other(2)	$ 2,274	$ -	$ -	$ -	$ -	$ -	0.0%	0.0%	$ -	0.00%
Total	$ 1,118,964	$ 39,950	$ 24,972	$ 16,043	$ 23,407	$ 104,372		9.3%	$ 6,401	0.57%
Region NPLs / Total NPLs(1)		38.3%	23.9%	15.4%	22.4%	100.0%				
Total Funded Loans By Region(2)		$ 501,038	$ 264,297	$ 139,281	$ 214,348	$ 1,118,964				
NPLs By Region / Total Funded Loans By Region(1)		8.0%	9.4%	11.5%	10.9%	9.3%				

Source: Internal Company materials as of 3/31/2010

(1) NPLs include loans 90+ days past due

(2) Includes overdrafts and leases. Does not exclude deferred loan fees

(3) Gross charge-offs taken during 12 months ended 3/31/2010

PremierWest BANCORP



Oregon
PORTLAND Finance Co.
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

Earnings
and
Current Events

Note: Above map includes locations of finance and investment offices

Update on PremierWest

Q1 Financial Results

- Non-GAAP core earnings[1] of $3.5 million, or 0.95% annualized return on average assets
- Net loss applicable to common shareholders for the quarter was ($3.3) million
- Loan loss reserve of $46.5 million, or 4.16% of total loans and 37.0% of non-performing assets[2]
  - Reserves increased $0.6 million in the quarter, which reflects the impact from $5.5 million net charge-offs in the quarter and a loan loss provision of $6.1 million
- Non-performing assets[2] of $125.9 million, or 8.37% of total assets
  - $31.2 million of loans included in non-performing assets are current as to payment of principal and interest
- Net interest margin of 4.27% during Q1 2010, compared to 4.40% in Q1 2009
- Cost of average deposits of 0.85% during Q1 2010, compared to 1.71% in Q1 2009
- Average balance of non-interest bearing demand deposits increased 6.39% for March 2010 vs. March 2009 (excluding the branch acquisition)
- Risk based capital ratio of 11.01% for PremierWest Bank is considered "Well Capitalized" by regulatory criteria
- Announced 4 branch consolidation for Q2 2010

Source: Internal Company materials as of 3/31/2010

(1) Non-GAAP core earnings = income before provision, taxes, amortization, goodwill impairment, OREO expense, problem loan expenses, and other non-recurring expenses

(2) Includes loans 90+ days past due, non-accrual loans and other real estate owned

Current Developments & Action Plans

Development	Action Plan
Returning to core profitability	Continue margin Improvement; balance revenue and expense growth; make existing operations more profitable
Q1 results	EPS of -$0.10, net loss to common shareholders of $3.3 million
Managing credit quality	Stabilized classified assets and non-performing loans for third quarter
Core deposit / liquidity initiatives	Core deposits of 82.9%; Strong liquidity of $150.8 million with no non-reciprocal brokered deposits (customer CDAR's of $4.8 million)
Capital management	Raised $33.3 million gross proceeds returning PRWT to "Well Capitalized" for all Regulatory ratios
Branch consolidation	Consolidated 4 branches into nearby branches on 4/30/2010

Historical Earnings



Net Income (Loss) Applicable to Common Shareholders, ROAA, and Diluted EPS
$40,000
$20,000
$-
$(20,000)
$(40,000)
$(60,000)
$(80,000)
$(100,000)
$(120,000)
$(140,000)
$(160,000)
Net Income ($000s)
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
Return on Average Assets
$6,003
1.11%
EPS: $0.38
$8,833
1.20%
EPS: $0.46
$12,914
1.52%
EPS: $0.63
$14,373
1.52%
EPS: $0.74
$14,827
1.41%
EPS: $0.76
EPS: -$0.34
$(7,814)
-0.52%
EPS: -$6.01
$(148,643)
-9.15%
EPS: -$0.10
$(3,302)
-0.89%
2003
2004
2005
2006
2007
2008
2009
Q1 2010
Loan Loss Provision of $88.0 million
Goodwill Impairment of $74.9 million
Deferred Tax Asset Valuation Allowance of $29.8 million
Net Income
ROAA

PremierWest BANCORP

Source: Internal Company materials as of 3/31/2010

Historical Earnings: Non - GAAP

Non-GAAP Core Earnings(1) vs. Net Loss Applicable to Common Shareholders



Income ($000s)
$8,000
$3,000
$(2,000)
$(7,000)
$(12,000)
$(17,000)
$(22,000)
$(27,000)
$(32,000)
$4,253
$4,398
$2,969
$4,496
$3,526
$(3,979)
$(28,599)
$(5,554)
$(110,557)
$(3,302)
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
Non-GAAP Core Earnings(1)
Net Loss Applicable to Common Shareholders

Annualized Non-GAAP Core Return(1) on Avg. Assets



Core ROAA
1.28%
1.07%
0.86%
0.65%
1.16%
1.17%
0.68%
1.06%
0.95%
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1

($000s)	2009Q1	2009Q2	2009Q3	2009Q4	2010Q1
Operating Revenue	**$ 22,711**	**$ 21,929**	**$ 22,001**	**$ 23,116**	**$ 20,895**
Interest Income	$ 20,046	$ 19,216	$ 19,155	$ 19,498	$ 18,178
Interest Expense	$ 5,666	$ 4,920	$ 5,178	$ 4,204	$ 3,351
Net Interest Income	$ 14,380	$ 14,296	$ 13,977	$ 15,294	$ 14,827
Provision Expense	$ 10,700	$ 50,390	$ 10,261	$ 16,680	$ 6,100
Non-Interest Income	$ 2,665	$ 2,713	$ 2,846	$ 3,618	$ 2,717
Non-Interest Expense	$ 12,787	$ 13,354	$ 14,818	$ 89,553	$ 14,135
Operating Income Before Add-Backs	$ (6,442)	$ (46,735)	$ (8,256)	$ (87,321)	$ (2,691)
Provision (Benefit) For Income Taxes	$ (2,835)	$ (18,750)	$ (3,316)	$ 22,619	$-
Net Loss	**$ (3,607)**	**$ (27,985)**	**$ (4,940)**	**$ (109,940)**	**$ (2,691)**
Preferred Stock Dividend and Discount Accretion	$ 372	$ 614	$ 614	$ 617	$ 611
Net Loss Applicable to Common Shareholders	**$ (3,979)**	**$ (28,599)**	**$ (5,554)**	**$ (110,557)**	**$ (3,302)**
Add-Backs (Excluded From Core Earnings)					
Provision (Benefit) For Income Taxes	$ (2,835)	$ (18,750)	$ (3,316)	$ 22,619	$ -
Provision Expense	$ 10,700	$ 50,390	$ 10,261	$ 16,680	$ 6,100
Merger Related Expenses	$ 18	$ 124	$ 662	$ 24	$ -
Goodwill Impairment	$ -	$ -	$ -	$ 74,920	$ -
Amortization	$ 179	$ 179	$ 219	$ 240	$ 240
FDIC Special Assesment	$ -	$ 669	$ -	$ -	$ -
OREO Expense	$ 82	$ 139	$ 291	$ 395	$ 278
Problem Loan Expense	$ 88	$ 246	$ 406	$ 175	$ 210
Total Add-Backs	$ 8,232	$ 32,997	$ 8,523	$ 115,053	$ 6,828
Non-GAAP Core Earnings(1)	**$ 4,253**	**$ 4,398**	**$ 2,969**	**$ 4,496**	**$ 3,526**
Annualized Non-GAAP Core Return on Avg. Assets(1)	**1.16%**	**1.17%**	**0.68%**	**1.06%**	**0.95%**

Source: Company SEC filings and internal Company materials

(1) Non-GAAP core earnings = income before provision, taxes, amortization, goodwill impairment, OREO expense, problem loan expenses, and other non-recurring expenses

PremierWest BANCORP

Long-Term Strategic Initiatives

Traditional Banking Model

- Profitable growth through expanding client relationships
- Continue to grow core deposits (low-cost, sticky funding)
- Eliminated brokered funding and reducing high cost deposits from branch acquisition
- Reasonable expense management
- Drive net interest margin expansion
- Maintain "well-capitalized" status

Diverse Loan Portfolio

- Balance growth with risk management
- Focus on C&I and SBA lending
- Reduce concentration in construction and CRE lending
- Deploy excess liquidity into loan production
- Selective loan origination among core banking relationships
- Reduce customer and geographic loan concentrations

PremierWest BANCORP

Enhanced Credit Culture

- Making credit quality job #1 at PRWT
- Resolving gaps between current practice and best practice
- Recalibrating credit risk tolerances
- Hiring top tier credit talent
- Strengthening portfolio management controls
- Enhancing monitoring capabilities to ensure expected results are realized

Building Long-Term Shareholder Value

- **Focus on risk vs. reward**
- **Return to core profitable growth**
- **Effectively manage costs**
- **Leverage geographic footprint**
- ***"People doing business with people"***

Capital Snapshot

Improved capital ratios after stock offering

- Risk Based Capital Ratio of 11.00%
- Tier-1 Capital Ratio of 9.72%
- Leverage Ratio of 8.20%
- Tangible Equity Ratio of 6.31%
- Tangible Common Equity Ratio of 3.67%

Capital Ratios (Last 5 Quarters)



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.73%
12.47%
12.11%
9.96%
7.19%
11.48%
10.21%
9.75%
8.07%
5.27%
9.87%
8.60%
7.32%
6.26%
3.85%
8.62%
6.84%
5.38%
4.44%
1.86%
11.00%
9.72%
8.20%
6.31%
3.67%
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
Risk Based Capital Ratio
Tier-1 Capital Ratio
Leverage Ratio
Tg. Equity / Tg. Assets
Tg. Comm. Equity / Tg. Assets

PremierWest Bancorp

($000s)	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010
	Actual	Actual	Actual	Actual	Actual
Total Equity	$ 214415	$ 186,020	$ 181,083	$ 71,535	$ 97,946
Less: Unrealized Gain on AFS	$ 28	$ 27	$ 436	$ 1,236	$ 1,235
Plus: Qualifying TRUPs	$ 30,000	$ 30,000	$ 30,000	$ 23,433	$ 30,000
Less: Disallowed Intangibles	$ 72,711	$ 72,532	$ 78,607	$ 3,448	$ 3,208
Less: Disallowed Def. Tax Asset	$ -	$ 3,964	$ 12,580	$ -	$ -
Tier-1 Capital	$ 171,676	$ 139,497	$ 119,460	$ 90,284	$ 123,502
Plus: Qualifying Tier-2 TRUPs	$ -	$ -	$ -	$ 6,567	$ -
Plus: Qualifying ALLL	$ 17,314	$ 17,366	$ 17,672	$ 16,854	$ 16,256
Tier-2 Capital	$ 17,314	$ 17,366	$ 17,672	$ 23,421	$ 16,256
Total Risk Based Capital	$ 188,990	$ 156,863	$ 137,132	$ 113,705	$ 139,758
Tangible Equity	$ 141,704	$ 113,488	$ 102,476	$ 68,087	$ 94,737
Less: TARP Preferred	$ 39,317	$ 39,368	$ 39,465	$ 39,561	$ 39,656
Tangible Common Equity	$ 102,387	$ 74,120	$ 63,011	$ 28,526	$ 55,081
Capital Ratios					
Risk Based Capital Ratio	13.73%	11.48%	9.87%	8.62%	11.00%
Tier-1 Capital Ratio	12.47%	10.21%	8.60%	6.84%	9.72%
Leverage Ratio	12.11%	9.75%	7.32%	5.38%	8.20%
Tg. Equity / Tg. Assets	9.95%	8.07%	6.26%	4.44%	6.31%
Tg. Comm. Equity / Tg. Assets	7.19%	5.27%	3.85%	1.86%	3.67%

PremierWest BANCORP

Source: SNL Financial and internal Company materials. Data for PremierWest Bancorp

Key Consent Order Requirements for PremierWest Bank

Requirements	**Update**
Increase Leverage Ratio to 10% in 180 days	Currently 8.21%
Reduce loans classified "substandard" to 70% of Tier 1 Capital + Allowance for Loan Loss within 360 days	On Track
Develop plans to reduce CRE concentration, update Liquidity Policy, update Credit Policy, and review Allowance for Loan Loss Policy for determining adequacy	Plans to be completed in Q2

Key Investment Considerations

- Deep understanding of Southern Oregon & Northern California markets
- Attractive core deposit base
- History of working out troubled assets
- Commitment to returning to historical profitable levels
- Current market conditions create opportunities for organic growth in revenue

PremierWest
BANCORP



PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

Thank You & Questions